3 Q 2 2 E a r n i n g s P r e s e n t a t i o n O c t o b e r 2 7 , 2 0 2 2 Exhibit 99.2

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “intend,” “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “would,” “could,” “typically,” “usually,” “anticipate,” “may,” “estimate,” “outlook,” “project,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the inability to realize expected cost savings and synergies from the Bank Leumi Le Israel Corporation (“Bank Leumi USA”) acquisition in the amounts or in timeframe anticipated; greater than expected costs or difficulties relating to Bank Leumi USA integration matters; the inability to retain customers and qualified employees of Bank Leumi USA; greater than expected non-recurring charges related to the Bank Leumi USA acquisition; the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment, supply chain interruptions, inflation, Federal Reserve actions impacting the level of market interest rates and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases and new variants of COVID-19 may arise in our primary markets; continued deterioration in general business and economic conditions or turbulence in domestic or global financial markets; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; the risks related to the discontinuation of the London Interbank Offered Rate and other reference rates, including increased expenses and litigation and the effectiveness of hedging strategies; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida, Alabama, California, and Illinois, as well as an unexpected decline in commercial real estate values within our market areas; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, ransomware attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank (FRB), the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write- down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemic or other external events; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

3 3Q22 2Q22 3Q21 3Q22 2Q21 3Q21 Net Income ($mm) $178.1 $96.4 $122.6 $181.5 $165.8 $124.7 Return on Average Assets Annualized 1.30% 0.72% 1.18% 1.32% 1.25% 1.20% Return on Average Assets, ex. PPP 1 Annualized 1.29% 0.71% 1.09% 1.32% 1.23% 1.11% Efficiency Ratio (Non-GAAP) -- -- -- 49.8% 50.8% 49.2% Diluted Earnings Per Share $0.34 $0.18 $0.29 $0.35 $0.32 $0.30 Pre-Provision Net Revenue 2 ($mm) $248.5 $177.0 $168.5 $256.3 $234.6 $174.2 PPNR / Average Assets 2 Annualized 1.81% 1.33% 1.62% 1.87% 1.76% 1.68% GAAP Reported Non-GAAP Adjusted 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 2 Pre-provision net revenue equals net interest income plus total non-interest income less total non-interest expense; PPNR / Avg. Assets is presented on an annualized basis; Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 3Q 2022 Financial Highlights Earnings growth and profitability improvement reflect net interest income expansion and stable credit costs. Despite easing loan origination activity, loan growth remains strong as payoffs have slowed. Acutely balancing deposit growth with competitive pricing pressures.

4 Loan Growth (Annualized) Net Interest Income Non-GAAP Efficiency Ratio 1 Tax Rate Preserving 2H22 Guidance 8% - 10% ~$900mm Below 50% 27% - 28% 3Q22 Result 2H22 Guide / Updated Bias 15% $454mm 49.8% 27.7% 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding.

5 Multifamily 17% Non Owner-Occupied CRE 24% Healthcare CRE 4% Owner-Occupied CRE 9% C&I 19% Consumer 7% Residential R.E. 12% Construction 8% CRE 45% C&I 28% Other 27% New Loan Originations ($bn) 1 Loan classifications according to call report schedule which may not correspond to classifications outlined in earnings release. 2 CRE includes multifamily, non-owner occupied CRE and healthcare CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer 3 Cumulative Beta is measured as the change in Valley’s quarterly average origination rate / loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Growth Remains Strong While Originations Ease Gross Loans ($bn) $43.6 $45.2 6/30/2022 9/30/2022 9/30/2022 Loan Composition 1, 2 3Q22 Annualized: +14.9% $1.9 $2.5 $2.6 $3.6 $2.7 3.37% 3.23% 3.32% 4.08% 5.21% 3.79% 3.83% 3.67% 3.91% 4.48% 3Q21 4Q21 1Q22 2Q22 3Q22 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate Cumulative Loan Beta (Current Cycle) 3 Avg. Fed Funds (Upper) Avg. Loan Yield Avg. Loan Yield Beta 4Q21 0.25% 3.83% -- 1Q22 0.30% 3.67% -- 2Q22 0.96% 3.91% 11% 3Q22 2.39% 4.48% 30%

6 Deposit Growth Supporting Loans Deposit Balance Trends ($bn) 18.9 23.6 23.6 10.8 16.1 15.44.0 4.2 6.3 33.6 43.9 45.3 09/30/2021 06/30/2022 09/30/2022 Savings & Interest Checking Non-Interest Time 12% 32% 56% 14% 34% 52% Avg. Fed Funds vs. Deposit Costs (%) 0.18% 0.15% 0.14% 0.19% 0.59% 0.25% 0.25% 0.30% 0.96% 2.39% 3Q21 4Q21 1Q22 2Q22 3Q22 Total Deposits Average Fed Funds (Upper) 3Q22 Annualized: +13.0% Cumulative Beta (Current Cycle) 1 Avg. Fed Funds (Upper) Total Cost of Deposits Cumulative Beta 4Q21 0.25% 0.15% -- 1Q22 0.30% 0.14% -- 2Q22 0.96% 0.19% 5% 3Q22 2.39% 0.59% 20% 1 Cumulative Beta is measured as the change in Valley’s quarterly average deposit costs since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period.

7 Net Interest Income Analysis 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income (FTE) 301.7 316.0 318.4 419.6 455.3 PPP Impact 1 (16.3) (17.2) (7.1) (4.1) (1.5) NII ex PPP 285.5 298.8 311.3 415.5 453.7 Earning Asset Analysis 3Q21 4Q21 1Q22 2Q22 3Q22 Avg. Earning Assets 38,333 39,193 40,283 48,891 50,531 PPP Impact 1 (1,134) (642) (298) (228) (106) Earning Assets ex PPP 37,198 38,551 39,985 48,663 50,425 NIM Analysis 3Q21 4Q21 1Q22 2Q22 3Q22 NII ex PPP (FTE) 285.5 298.8 311.3 415.5 453.7 Earning Assets 37,198 38,551 39,985 48,663 50,425 NIM ex PPP (FTE) 3.07% 3.10% 3.11% 3.42% 3.60% Reported Net Interest Income ($mm) and Margin Net Interest Margin and PPP Impact Net Interest Income ($mm) and Margin Ex-PPP 1 $302 $316 $318 $420 $455 3.15% 3.23% 3.16% 3.43% 3.60% 3Q21 4Q21 1Q22 2Q22 3Q22 Net Interest Income ($mm) NIM $286 $299 $311 $416 $454 3.07% 3.10% 3.11% 3.42% 3.60% 3Q21 4Q21 1Q22 2Q22 3Q22 NII ($mm) NIM All metrics are represented on a full tax equivalent basis 1 3Q22 and 2Q22 PPP impact includes average balance, interest income, and purchased loan accretion for PPP loans acquired from Bank Leumi. NII +34% linked-quarter annualized

8 $27.2 $30.8 $31.5 $8.8 $11.1 $10.7 $13.0 $13.0 $6.4 $3.6 $0.9 $42.4 $58.5 $56.2 3Q21 2Q22 3Q22 Other Non-Interest Income Swap Income Trust, Investment & Insurance Gain on Sale Other $18.0 32% Trust, Investment & Insurance $13.0 23% Loan Servicing Fees $3.1 6% Service Charges $10.3 18% Gain-on-Sale of Loans, net $0.9 2% Swap Fees $10.7 19% 3Q22 Non-Interest Income Composition ($mm) Fee Income $56.2mm Non-Interest Income ($mm) Linked-quarter reduction in non-interest income resulting from compression in gain on sale revenue. Other drivers remain stable or growing.

9 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Non-Interest Expense 242.0 253.8 57.7 7.8 299.7 261.6 2Q22 3Q22 Adjusted Reported Non-Interest Expenses ($mm) Efficiency Ratio Trend 1 49.2% 50.8% 49.8% 51.6% 51.2% 49.9% 3Q21 2Q22 3Q22 3Q21 ex-PPP 2Q22 ex-PPP 3Q22 ex-PPP Operating Leverage 1 31% 20%19% 15% Q/Q Growth Annualized (3Q22 / 2Q22) 4-Year CAGR (3Q22 / 3Q18) Adj. Revenue ex-PPP Adj. Expenses 1

10 0.77% 0.70% 0.65% 0.72% 0.65% 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Asset Quality Non-Accrual Loans / Total Loans Loan Loss Provision ($mm) Allowance for Credit Losses for Loans / Total Loans 0.99% 1.03% 1.09% 1.10% 1.07% 1.13% 1.10% 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Net Charge-offs ($mm) 1 Excludes $62.4mm of charge-offs related to PCD loans acquired from Leumi and recognized upon completion of the merger in accordance with GAAP. Sums may be inconsistent due to rounding. $0 $(1) $(0) $2 $(6) 0.00% (0.01%) 0.00% 0.02% (0.05%) 3Q21 4Q21 1Q22 2Q22 3Q22 Net Charge-offs NCOs / Avg. Loans $3.5 $5.4 $3.5 $2.7 $1.8 $6.2 $41.0 3Q21 4Q21 1Q22 2Q22 3Q22 Provision Non-PCD 1

11 Equity & Capitalization $7.78 $7.94 $7.93 $7.71 $7.87 $11.32 $11.57 $11.60 $11.84 $11.98 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 TBV per share Book Value per share Book Value and Tangible Book Value per Share 1 Equity Capitalization Level 1 1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. 7.95% 7.98% 7.96% 7.46% 7.40% 11.68% 11.70% 11.70% 11.40% 11.22% 9/30/2021 12/31/2021 3/31/2022 6/30/2022 9/30/2022 Tangible Common Equity / Tangible Assets Equity / Assets Holding Company Capital Ratios 9/30/21 6/30/22 9/30/22 Tier 1 Leverage 8.63 8.33 8.31 Common Equity Tier 1 10.06 9.06 9.09 Tier 1 Risk-Based 10.73 9.54 9.56 Total Risk-Based 13.24 11.53 11.84 3Q22 TBV +8% Annualized

A p p e n d i x

13 CRE Detail as of 9/30/2022 Portfolio by Collateral Type Apartment & Residential 30% Retail 19% Mixed Use 10% Office 10% Industrial 11% Healthcare 11% Specialty & Other 9% Portfolio by Geography Florida 25.0% New Jersey 20.3% Other 19.7% Other NYC Boroughs 13.9% Manhattan (Multifamily) 6.6% Manhattan (Other) 4.5% New York (ex. NYC) 10.0% Geography Outstanding ($BN) % of Total Wtd. Avg. LTV Wtd. Avg. DSCR Florida $6.1 25.0% 62% 1.95x New Jersey $5.0 20.3% 61% 1.84x Other NYC Boroughs $3.4 13.9% 54% 1.42x Manhattan $2.7 11.1% 38% (52% ex Co-Ops) 1.71x New York (ex. NYC) $2.5 10.0% 54% 1.80x Other $4.8 19.7% 54% 1.82x Total $24.5 100.0% 56% 1.79x $24.5bn $24.5bn Sums may be inconsistent due to rounding.

14 September 30, June 30, September 30, ($ in thousands, except for share data) 2022 2022 2021 Adjusted net income available to common shareholders (Non-GAAP): Net income, as reported (GAAP) $178,119 $96,413 $122,580 Add: Losses on available for sale and held to maturity securities transactions (net of tax) (a) (24) (56) (565) Add: Litigation reserves (net of tax) (b) — — 1,505 Add: Provision for credit losses for non-PCD loans and HTM securities (net of tax) (c) — 29,282 — Add: Merger related expenses (net of tax) (d) 3,360 40,164 1,207 Net income, as adjusted (Non-GAAP) $181,455 $165,803 $124,727 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted (Non-GAAP) $178,283 $162,631 $121,555 (a) Included in (losses) / gains on securities transactions, net. (b) Litigation reserve included in professional and legal fees. (c) Represents provision for credit losses for non-PCD loans and unfunded credit commitments acquired from Bank Leumi USA. (d) Merger related expenses are primarily within salary and employee benefits expense, other expense, and professional and legal fees. Adjusted per common share data (Non-GAAP): Net income available to common shareholders, as adjusted (Non-GAAP) $178,283 $162,631 $121,555 Average number of shares outstanding 506,342,200 506,302,464 406,824,160 Basic earnings, as adjusted (Non-GAAP) $0.35 $0.32 $0.30 Average number of diluted shares outstanding 508,690,997 508,479,206 409,238,001 Diluted earnings, as adjusted (Non-GAAP) $0.35 $0.32 $0.30 Adjusted annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $181,455 $165,803 $124,727 Average shareholders' equity 6,256,767 6,238,985 4,794,843 Less: Average goodwill and other intangible assets 2,117,818 2,105,585 1,446,760 Average tangible shareholders' equity 4,138,949 4,133,400 3,348,083 Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP) 17.54% 16.05% 14.90% Adjusted annualized return on average assets (Non-GAAP): Net income, as adjusted (Non-GAAP) $181,455 $165,803 $124,727 Average assets $54,858,306 $53,211,422 $41,543,930 Annualized return on average assets, as adjusted (Non-GAAP) 1.32% 1.25% 1.20% Adjusted annualized return on average shareholders' equity (Non-GAAP): Net income, as adjusted (Non-GAAP) $181,455 $165,803 $124,727 Average shareholders' equity 6,256,767 6,238,985 4,794,843 Annualized return on average shareholders' equity, as adjusted (Non-GAAP) 11.60% 10.63% 10.41% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

15 September 30, June 30, September 30, ($ in thousands) 2022 2022 2021 Annualized return on average tangible shareholders' equity (Non-GAAP): Net income, as reported (GAAP) $178,119 $96,413 $122,580 Average shareholders' equity 6,256,767 6,238,985 4,794,843 Less: Average goodwill and other intangible assets 2,117,818 2,105,585 1,446,760 Average tangible shareholders' equity 4,138,949 4,133,400 3,348,083 Annualized return on average tangible shareholders' equity (Non-GAAP): 17.21% 9.33% 14.64% Efficiency ratio (Non-GAAP): Non-interest expense, as reported (GAAP) $261,640 $299,730 $174,922 Less: Litigation reserve (pre-tax) — — 2,100 Less: Merger-related expenses (pre-tax) 4,707 54,496 1,287 Less: Amortization of tax credit investments (pre-tax) 3,105 3,193 3,079 Non-interest expense, as adjusted (Non-GAAP) $253,828 $242,041 $168,456 Net interest income, as reported (GAAP) 453,992 418,160 301,026 Non-interest income, as reported (GAAP) 56,194 58,533 42,431 Add: Losses on available for sale and held to maturity securities transactions, net (pre-tax) (33) (78) (788) Non-interest income, as adjusted (Non-GAAP) $56,161 $58,455 $41,643 Gross operating income, as adjusted (Non-GAAP) 510,153 476,615 $342,669 Efficiency ratio (Non-GAAP) 49.76% 50.78% 49.16% Annualized pre-provision net revenue / average assets Net interest income, as reported (GAAP) $453,992 $418,160 $301,026 Non-interest income, as reported (GAAP) 56,194 58,533 42,431 Less: Non-interest expense, as reported (GAAP) 261,640 299,730 174,922 Pre-provision net revenue (GAAP) $248,546 $176,963 $168,535 Average assets $54,858,306 $53,211,422 $41,543,930 Annualized pre-provision net revenue / average assets (GAAP) 1.81% 1.33% 1.62% Annualized pre-provision net revenue / average assets, as adjusted Pre-provision net revenue (GAAP) $248,546 $176,963 $168,535 Add: Litigation reserve (pre-tax) — — 2,100 Add: Merger-related expenses (pre-tax) 4,707 54,496 1,287 Add: Amortization of tax credit investments (pre-tax) 3,105 3,193 3,079 Less: Gains on available for sale and held to maturity securities transactions, net (pre-tax) (33) (78) (788) Pre-provision net revenue, as adjusted (Non-GAAP) 256,325 234,574 174,213 Average assets $54,858,306 $53,211,422 $41,543,930 Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP) 1.87% 1.76% 1.68% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

16 September 30, June 30, September 30, ($ in thousands) 2022 2022 2021 Annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as reported (GAAP) $178,119 $96,413 $122,580 Less: PPP loan income (net of tax) 1,100 2,954 12,097 Net income, excluding PPP loan income (Non-GAAP) 177,019 93,459 110,483 Average assets $54,858,306 $53,211,422 $41,543,930 Less: Average PPP loans (Non-GAAP) 106,030 227,794 1,134,491 Average assets, excluding average PPP loans (Non-GAAP) 54,752,276 52,983,628 40,409,439 Annualized return on average assets, excluding PPP (Non-GAAP) 1.29% 0.71% 1.09% Adjusted annualized return on average assets, excluding Paycheck Protection Program ("PPP") (Non-GAAP): Net income, as adjusted (Non-GAAP) $181,455 $165,803 $124,727 Less: PPP loan income (net of tax) 1,100 2,954 12,097 Net income, as adjusted, excluding PPP loan income (Non-GAAP) 180,355 162,849 112,630 Average assets, excluding average PPP loans (Non-GAAP) 54,752,276 52,983,628 40,409,439 Annualized return on average assets, as adjusted, excluding PPP (Non-GAAP) 1.32% 1.23% 1.11% Three Months Ended Non-GAAP Reconciliations to GAAP Financial Measures

SLIDE 17

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Three Months Ended September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	June 30, 2020
Net interest income, as reported (GAAP)	$ 453,992	$ 418,160	$ 317,669	$ 315,301	$ 301,026	$ 300,907	$ 292,667	$ 287,920	$ 283,086	$ 282,559
Non-interest income, as reported (GAAP)	56,194	58,533	39,270	38,223	42,431	43,126	31,233	47,533	49,272	44,830
Add: Net impairment losses on securities (pre-tax)	-	-	-	-	-	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	-	-	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	(33)	(78)	9	12	(788)	113	118	(651)	46	41
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	-	-	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	-	-	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	56,161	58,455	39,279	38,235	41,643	43,239	31,351	46,882	49,318	44,871
Gross revenue, as adjusted (Non-GAAP)	510,153	476,615	356,948	353,536	342,669	344,146	324,018	334,802	332,404	327,430
Less: PPP Loan Income (pre-tax)	1,522	4,074	7,075	17,161	16,284	25,726	25,733	17,018	14,772	11,836
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	508,631	472,541	349,873	336,375	326,385	318,420	298,285	317,784	317,632	315,594
Non-interest expense, as reported (GAAP)	$261,640	$299,730	$197,340	$184,514	$174,922	$171,893	$160,213	$173,141	$160,185	$157,166
Less: Loss on extinguishment of debt (pre-tax)	-	-	-	-	-	8,406	-	9,683	2,353	-
Less: Severance expense (pre-tax)	-	-	-	-	-	-	-	2,072	-	-
Less: Litigation reserve	-	-	-	-	2,100	-	-	-	-	-
Less: Merger-related expenses (pre-tax)	4,707	54,496	4,628	7,613	1,287	-	-	133	106	366
Less: Amortization of tax credit investments (pre-tax)	3,105	3,193	2,896	2,115	3,079	2,972	2,744	3,932	2,759	3,416
Non-interest expense, as adjusted (Non-GAAP)	253,828	242,041	189,816	174,786	168,456	160,515	157,469	157,321	154,967	153,384
Efficiency ratio (Non-GAAP)	49.76%	50.78%	53.18%	49.44%	49.16%	46.64%	48.60%	46.99%	46.62%	46.84%
Efficiency ratio, excluding PPP (Non-GAAP)	49.90%	51.22%	54.25%	51.96%	51.61%	50.41%	52.79%	49.51%	48.79%	48.60%

($ in thousands, except for share data)	Three Months Ended March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Net interest income, as reported (GAAP)	$ 265,339	$ 238,541	$ 220,625	$ 220,234	$ 218,648	$ 222,053	$ 216,800	$ 210,752	$ 207,598
Non-interest income, as reported (GAAP)	41,397	38,094	41,150	27,603	107,673	34,694	29,038	38,069	32,251
Add: Net impairment losses on securities (pre-tax)	-	-	-	2,928	-	-	-	-	-
Add: Branch related asset impairment (pre-tax)	-	-	-	-	-	-	1,821	-	-
Add: Losses / (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	40	36	93	(11)	32	1,462	79	36	765
Less: Gain on the sale of Visa Class B shares (pre-tax)	-	-	-	-	-	6,530	-	-	-
Less: Gain on sale leaseback transaction (pre-tax)	-	-	-	-	78,505	-	-	-	-
Non-Interest Income, as adjusted (Non-GAAP)	41,437	38,130	41,243	30,520	29,200	29,626	30,938	38,105	33,016
Gross revenue, as adjusted (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Less: PPP Loan Income (pre-tax)	-	-	-	-	-	-	-	-	-
Gross revenue, as adjusted, excluding PPP (Non-GAAP)	306,776	276,671	261,868	250,754	247,848	251,679	247,738	248,857	240,614
Non-interest expense, as reported (GAAP)	$155,656	$196,146	$145,877	$141,737	$147,795	$153,712	$151,681	$149,916	$173,752
Less: Loss on extinguishment of debt (pre-tax)	-	31,995	-	-	-	-	-	-	-
Less: Severance expense (pre-tax)	-	-	-	-	4,838	2,662	-	-	-
Less: Litigation reserve	-	-	-	-	-	-	1,684	-	10,500
Less: Merger-related expenses (pre-tax)	1,302	15,110	1,434	35	-	(635)	1,304	3,248	13,528
Less: Amortization of tax credit investments (pre-tax)	3,228	3,971	4,385	4,863	7,173	9,044	5,412	4,470	5,274
Non-interest expense, as adjusted (Non-GAAP)	151,126	145,070	140,058	136,839	135,784	142,641	143,281	142,198	144,450
Efficiency ratio (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%
Efficiency ratio, excluding PPP (Non-GAAP)	49.26%	52.43%	53.48%	54.57%	54.79%	56.68%	57.84%	57.14%	60.03%

18 September 30, June 30, March 31, December 31, September 30, ($ in thousands, except for share data) 2022 2022 2022 2021 2021 Tangible book value per common share (Non-GAAP): Common shares outstanding 506,351,502 506,328,526 421,437,068 421,437,068 407,313,664 Shareholders' equity $6,273,828 $6,204,913 $5,096,384 $5,084,066 $4,822,498 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 2,079,731 2,090,147 1,543,238 1,529,394 1,444,967 Tangible common shareholders' equity (Non-GAAP) $3,984,406 $3,905,075 $3,343,455 $3,344,981 $3,167,840 Tangible book value per common share (Non-GAAP): $7.87 $7.71 $7.93 $7.94 $7.78 Tangible common equity to tangible assets (Non-GAAP): Tangible common shareholders' equity (Non-GAAP) $3,984,406 $3,905,075 $3,343,455 $3,344,981 $3,167,840 Total assets 55,927,501 54,438,807 43,551,457 43,446,443 41,278,007 Less: Goodwill and other intangible assets 2,079,731 2,090,147 1,543,238 1,529,394 1,444,967 Tangible assets (Non-GAAP) 53,847,770 52,348,660 42,008,219 41,917,049 $39,833,040 Tangible common equity to tangible assets (Non-GAAP) 7.40% 7.46% 7.96% 7.98% 7.95% As of Non-GAAP Reconciliations to GAAP Financial Measures

19 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, FSVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC For More Information